CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated May 8, 2000 incorporated by reference in Post-Effective Amendment Number 69 to the Registration Statement (Form N-1A, No. 33-44964) of Willamette Value Fund of the Coventry Group.



                                /s/ Ernst & Young LLP
                                ---------------------
                                ERNST & YOUNG LLP

Columbus, Ohio
May 31, 2000